UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2010

PROSPERITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe
Houston, Texas 77027
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 3, 2010, Prosperity Bancshares, Inc. (“Prosperity”) issued a press release announcing the closing of the acquisition by Prosperity Bank, a Texas banking association and wholly owned subsidiary of Prosperity, of the nineteen Texas retail bank branches of First Bank.  A copy of Prosperity's press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Prosperity Bancshares, Inc. dated May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.
(Registrant)

Dated: May 3, 2010	By:	/s/ Peter Fisher
Peter Fisher
General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Prosperity Bancshares, Inc. dated May 3, 2010.